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                                                                  Exhibit 10.18

                                 LEASE AGREEMENT

Nippon Life Insurance Company and Sumitomo Realty & Development Co., Ltd. (hereinafter called "Lessor"), and TCSI Corporation (hereinafter called "Lessee") hereby conclude this Lease Agreement (hereinafter called "Agreement") for part of the below-mentioned building (hereinafter called "Building") leased to Lessee on the following terms and conditions.

                                   Description

Name:                      Shinjuku NS Building

Location:                  4-1, Nishishinjuku 2-chome, Shinjuku-ku, Tokyo

Construction/Scale:        Steel-frame structure; Partly steel-frame and
                           reinforced concrete/steel-reinforced structure Three stories below the ground; Thirty stories above the ground

(Description of Leased Premises)
Article 1
---------

Lessor leases to Lessee and Lessee rents from Lessor, the leased premises described below (hereinafter called "Premises").

                                   Description

18th Floor of Building Area marked (a) in the attached drawing 448.13 m3 (Premises is indicated as the area enclosed by the cinnabar line in the attached drawing. Calculation of area is based on the distance between wall centers.)

(Purpose of Use)
Article 2
---------

Lessee shall use Premises only for the below mentioned purpose, and for no other purpose.

                             Purpose of use: Office

(Lease Term)
Article 3
---------

1. This Agreement shall be effective for a term of a full two (2) years commencing as from October 1, 1998 and ending on September 30, 2000.

2. This Agreement shall be automatically extended for successive periods of two
   (2) years each, unless either party notifies to the other party in writing of its refusal to extend Agreement or its intention to cancel Agreement at least six (6) months prior to the expiration of the Agreement stipulated in the preceding Paragraph.

(Rent)
Article 4
---------

1. The rent shall be 3,473,000 yen per month.

   18th Floor area marked (a) in the attached drawing (monthly) 7,750 yen m2

   The monthly rent shall be rounded off to the nearest ten yen.

   (The total payment shall be the amount which the consumption tax, stipulated in the Paragraph 4 of Article 5, is added to the said amount.)

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2. Lessee will hand the rent set forth in the preceding Paragraph to Lessor or
   Lessor's agent no later than 25th of each month, provided that the rent for a period less than one (1) month shall be paid per diem.

(Expenses Other Than the Rent)
Article 5
---------

1. Lessee shall be responsible for the following expenses in addition to the rent:

   1) Fee for common service (costs and/or expenses for maintaining shared facilities and for standard air-conditioning in Premises)

   2) Utility charges (electricity, water, gas, etc.) and expenses for air-conditioning other than during normal business hours in Premises

   3) Cleaning and sanitary expenses in Premises

   4) Other payments which shall be born by Lessee

2. Lessor or Lessor's agent will calculate the expenses stipulated in the preceding Paragraph and will claim from Lessee such expenses.

3. In the event that Lessee receives the claim for a payment stipulated in the preceding Paragraph, Lessee will hand such payment to Lessor or Lessor's agent no later than the specified due date.

4. Among the rent set forth in the preceding Article and the other expenses, set forth in this Article that Lessee shall pay to Lessor, Lessee shall be responsible for any and all consumption tax which may be imposed on the said expenses, and Lessee will pay Lessor the amount to which such tax is added at Lessor's demand.

(Revision of Rent)
Article 6
----------

1. The rent set forth in the Article 4 may be revised by mutual consultation between Lessor and Lessee biyearly after conclusion of this Agreement, provided that, the first revision time of rent shall be October 2000.

2. Notwithstanding the above, if and when the rent stipulated in the Article 4 has been confirmed to be unreasonable due to a sudden increase in taxes and public dues on land and building, steep rise in rent for neighborhood buildings and any other circumstances arising from significant fluctuations in economic conditions, and improvements in building equipment, Lessor and Lessee may revise, within the period stipulated in the preceding Paragraph, such rent by mutual consultation.

(Revision of Expenses Other Than Rent)
Article 7
---------

The expenses other than the rent stipulated in the Article 5 may be revised in the event of increased expenses such as revised public utilities charges and increased administrative expenses.

(Security)
Article 8
---------

1. Lessee shall deposit security with Lessor or Lessor's agent based on the area of Premises for a sum total (41,676,000 yen) of the following two (2) types of securities upon execution of this Agreement.

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Security A is equivalent to six (6) month's rent: 20,838,000 yen

However, in the event that the rent is revised during the term of this Agreement, the security shall be increased or decreased accordingly to the extent of the amount equivalent to six (6) month's rent, and Lessor/Lessor's agent or Lessee shall pay without delay to Lessee or Lessor/Lessor's agent, as the case may be, any difference that may result from the above revision.

Security B: 20,838,000 yen

2. The security guarantees any and all liabilities of Lessee under this Agreement, and Lessor may at its option use the whole or any part of the security to the extent required for the payment of any liabilities of Lessee whenever Lessee fails to settle such liabilities to Lessor. However, Lessee shall not claim that the security may be appropriated to the payment of the rent and any other liabilities of Lessee.

3. Pursuant to the preceding Paragraph, in case that the security is appropriated to the payment of liabilities of Lessee, Lessee shall make up for any deficiency caused thereby in the amount of the security not later than five (5) days after receiving Lessor's notice to that effect.

4. After termination of this Agreement, Lessor shall return Lessee the security without delay if and when it is confirmed by Lessor that Lessee has completed the vacation of Premises and has fully complied with all other obligations as set forth herein, and if and when any balance remains after deducting the liabilities of Lessee to Lessor that may exist.

5.   No interest shall accrue from the said security.

(Taxes and Public Dues)
Article 9
---------

1. Lessee shall be responsible for taxes and public dues including real estate acquisition and property taxes imposed on Lessee's fixtures and equipment regardless of address and/or name.

2. In the event that the real estate acquisition and property taxes are imposed as part of the tax imposed on the main structure of Building, Lessor or Lessor's agent will claim to Lesser in writing the tax amount divided proportionally by a fair and reasonable method, including construction cost based on a proportional division.

3. If Lessee receives such claim from Lessor or Lessor's agent, Lessee will pay such amount to Lessor or Lessor's agent without delay.

(Delay Damages)
Article 10
----------

If Lessee fails to pay by due dates the rent, the expenses set forth in Article 5, and any other debts arising from this Agreement, Lessee shall pay to Lessor or Lessor's agent, in addition to the amount of debts, delay damages at the rate of four (4) sen a day per 100 yen (14.6% per annum) for the period of such delay.

(Duty of Care of Good Custodian)
Article 11
----------

Lessee shall use or occupy Premises, and the entrance hall, the hallway, the staircase, the elevator and any other common areas of Building with the care of a good custodian.

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2. In case any of employees, visitors, and any other persons concerned with
   Lessee has caused with intention or by negligence such damage as breakage and breakdown to Building or Premises, Lessee shall inform Lessor thereof without delay and immediately restore such damaged part in conformity with Lessor's instructions.

   In this case, if Lessee gives any damage Lessor, Lessee shall indemnify Lessor for the damage incurred by Lessor.

(Building Rules)
Article 12
----------

Lessee shall abide by any and all building rules established by Lessor for maintenance of Building.

(Entry and Inspection)
Article 13
----------

1. Lessor or Lessor's employees shall have the right to enter and inspect Premises and take appropriate measures by giving a prior notice to Lessee for the purposes of maintenance, hygiene, security, fire control, rescue of Building and any other necessities arising in maintenance of Building, except the cases of emergency and the like in which Lessor can not notify Lessee thereof in advance.

2. In such case stipulated in the preceding Paragraph, Lessee will be in cooperation with Lessor regarding such measures taken by Lessor.

(Repair)
Article 14
----------

1. In the event that the necessity for repair has occurred due to breakage or breakdown of the fixtures and/or equipment of Premises and Building, Lessee shall immediately notify Lessor thereof.

2. Lessor shall be responsible for repairs required for maintenance of the main structures or main equipment of Building.

3. Lessee shall bear the cost for the following repair:
     1) Repairs of fittings, blinds, glass, lighting fixtures, switches, outlets and appurtenances in Premises.

     2) Minor repair of walls, ceilings, floors in Premises (including painting and papering)

     3) Other repair incurred for reasons attributable to Lessee.

4. Even in the case that Lessee repairs the fixtures and equipment in Premises at its expense and responsibility, Lessee shall perform such repair after obtaining a prior written consent of Lessor in regard to the repair method, however, in case of emergency, Lessee shall obtain Lessor's consent immediately after such repair has been made.

(Indemnities)
Article 15
----------

Lessor shall not be liable in the below-mentioned cases:

   1) In the event that the repair or alteration work of Building conducted by Lessor compels Lessee to interrupt use of common areas or Premises or restricts Lessor's use thereof,

   2) In the event that Lessee incurs damage due to such disasters as earthquakes, fires, winds and floods, stealages, accidents to or breakdown of equipment, or any other contingencies for reasons not attributable to Lessor.

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(Prohibited Matters)
Article 16
----------

Lessee shall not be allowed the below-mentioned conduct, except that a written consent of Lessor is given to Lessee.

   1) sublease the whole or any part of Premises to any third parties, or let any other persons to use Premises regardless of name and/or pretext,

   2) let any third parties live in Premises, display any names of the residents other than Lessee, or use names other than Lessee for mails, documents, and the like,

   3) use the whole or any part of Premises for purposes other than the covenants prescribed in Article 2,

   4) transfer the title of security refund claim to any third party, or use such title in order to guarantee liabilities of Lessee,

   5) or otherwise, transfer Lessee's titles hereunder to a third party and have such a third party to succeed thereto, or use such titles as guarantee for liabilities.

(Alterations)
Article 17
----------

1. Lessee shall obtain a prior written consent of Lessor if and when Lessee makes the following alterations:

   1) newly install, add, renew or alter partitions, interiors and/or other fixtures in Premises,

   2) newly install, add, renew or alter the equipment for electric, gas, water, air-conditioning and/or other equipment,

   3) place, additionally install, or renew such heavy objects as safes and computers or equipment with large electric capacity,

   4) hang up a sign, company name or place an advertisement, regardless of inside or outside Premises,

   5) or otherwise, conduct similar to the above.

2. The works prescribed in the preceding Paragraph shall be conducted by the architect and contractor designated or approved by Lessor according to the method approved by Lessor, based on the Category List of Interior Finished Work attached hereto, and Lessee shall be responsible for any and all of cost incurred in such works.

3. In the event that Lessee executes such works without Lessor's permission, or in the event that there are discrepancies between the executed works and contents thereof permitted by Lessor, Lessor may stop or remove such works at the expense of Lessee.

(Damages)
Article 18
----------

1. In the event that Lessee, Lessee's employees, visitors, or other persons concerned with Lessee has intentionally or accidentally caused damage or injury to Lessor, other tenants, or any third parties, or to any property, Lessee shall indemnify Lessor for all the damage incurred.

2. Lessee shall not make any claim to Lessor for any damage caused by other tenants or any third parties due to a commission or omission.

(Termination)
Article 19
----------

Notwithstanding Article 3, either Lessor or Lessee may terminate this Agreement during the term hereof in the following cases:

   1) Lessor notifies Lesser its intention of termination in writing six (6) months prior to the date of termination.

   2) Lessee notifies Lessor its intention of termination in writing six (6) months prior to the date of termination, or notifies

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   Lessor its intention of termination by paying to Lessor in a lump sum the amounts equivalent to six (6) months' rent and the amount equivalent to a fee for common service.

(Termination of Agreement)
Article 20
----------

1. In the event that Lessee's conduct comes under the following, Lessor may terminate this Agreement without any prior notice.

   1)It is acknowledged that a change in corporate entity has been made by change in corporate organization/business activities, merger or stock transfer and the like.

   2)A statement has been made with regard to Lessee's suspension of business transactions with banks, dissolution, bankruptcy, liquidation, or reorganization. Or otherwise, Lessor judges that confidence in Lessee has significantly dropped.

   3) Lessee fails to pay Lessor the rent or expenses stipulated in Article 5 for two (2) months or more.

   4)Lessee does not use the premises for a consecutive period of two (2) months or more without any due reasons.

   5)Regardless of Premises or common areas, Lessee causes others a nuisance or causes damage to Building or facilities and/or property in Building.

   6)Lessor acknowledges Lessee's faithless deed denigrating honor and/or credit of Lessor or other tenants by Lessee's unlawful use or utilization of Premium.

   7)Or otherwise, Lessee has violated terms and conditions set forth herein.

2. In the event that this Agreement is terminated according to the preceding Paragraph and Lessee has caused damage to Lessor, Lessee shall indemnify Lessor for the damage incurred.

(Vacation and Restoration Work)
Article 21
----------

When this Agreement is terminated due to expiration of the term, cancellation, rescission, or any other causes, Lessee shall without delay surrender Premises to Lessor in accordance with the following:

   1)Lessee shall immediately remove at Lessee's expense the fixtures and equipment installed by Lessee and other property owned by Lessee before termination hereof, and shall have the vendor specified by Lessor re-apply the carpet and the like, repaint the walls and ceilings and restore Premises to its original state at the time of Lessee's move-in, provided that Lessee obtains Lessor's consent, Lessee may extend a period required for restoration work.

   2)In the event that Lessee does not restore Premises by the due date prescribed in the preceding Paragraph, Lessor may restore Premises at Lessor's discretion and Lessee shall be responsible for such expense. Moreover, any property placed and left by Lessee in Premises shall be at Lessor's option deemed to have been transferred from Lessee to Lessor without charge, and Lessor shall have the right to dispose of the said property at Lessor's discretion.

   3) If Lessor particularly admits, Lessee may move out without performing the whole or any part of restoration work.

   4)Upon vacation of Premises, Lessee shall not claim any reimbursement or purchase from Lessor for cost and/or expenses for fixtures, equipment and other items incurred for Premises, compensations for moving, evacuation, and loss or damage, and any and all other money of the like, regardless of name and reason.

   5)If Lessee fails to complete vacation upon termination of this Agreement, Lessee shall pay double the amount equivalent to rent for the period from the following date of termination hereof through the date of vacation, expenses set forth in Article 5, and furthermore, a compensation for the damage if Lessor incurs damage due to such delay in Lessee's vacation.

(Form of Declaring Intention)
Article 22
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Communications, notices, notifications, offers, and other declarations of intention between Lessor and Lessee hereunder shall be made in writing.

(Matters to be Notified)
Article 23
----------

In the event that Lessee' representative and the head of organization who virtually uses premises or address and/or company name have been changed, Lessee shall immediately notify Lessor thereof.

(Notice)
Article 24
----------

Any notice which Lessor may give to Lessee shall be addressed to the address of Premises or to the address shown herein (or to such address which may have changed pursuant to the preceding Paragraph) and shall be effective commencing as from the time which the said notice is deemed to have reached Lessee.

(Agent of Lessor)
Article 25
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Shinjuku Enu Esu Biru Corporation acts for Lessor (two(2) companies) in regard with business concerning execution of Agreement for leasehold and other business related thereto. However, Lessor may change the said agent at any time and will immediately notify Lessee thereof when such change has been made.

(Designation of Custodian for Building)
Article 26
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1. Lessor designates Shinjuku Enu Esu Biru Corporation as the custodian of
   Building.

2. Shinjuku Enu Esu Biru Corporation shall execute management of Building on behalf of Lessor, and Lessee shall follow its instructions.

3. The proviso of the preceding Article shall be in compliance with this Article.

(Discharge from Agreement)
Article 27
----------

In the event that Premises has become unusable due to loss or damage of the whole or any of Building incurred by acts of God and other force majeure, this Agreement shall be discharged upon occurrence of such loss or damage.

(Agreement of Jurisdiction)
Article 28
----------

Tokyo District Court shall be the jurisdiction court for suits related hereto.

Article 29
----------

The matters not set forth herein shall be de decided in good faith by mutual consultation between Lessor and Lessee on case-by-case basis.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate by placing their signatures and seals thereon, and each party shall keep on copy of the originals.

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                     September 7, 1998


                                    Nippon Life Insurance Company
                                    Represented By

                                    Sumitomo Realty & Development Co. Ltd.
                                    Managing Director & President
                                    Mr. Takashima

                              Representative for the two companies above
                                    Shinjuku NS Building Company
                                    Managing Director
                                    Toshihiko Komori        /S/ TOSHIHIKO KOMORI

                              TCSI Corporation
                                    Representative in Japan
                                    Kiyotaka Ouchi          /S/ KIYOTAKA OUCHI

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